Newmont Mining Corporation 6363 South Fiddlers Green Circle, Suite 800 Greenwood Village, CO 80111 T 303.863.7414 F 303.837.5837 www.newmont.com

Newmont Reports 8% Increase in Equity Gold Reserves to 91.8 Million Ounces; Details 2010 Exploration Funding and Opportunities

DENVER, February 25, 2010 – Newmont Mining Corporation (NYSE: NEM) (“Newmont” or “the Company”) today reported 2009 equity gold reserves of 91.8 million ounces, an 8% increase over 2008, and equity copper reserves of 9.1 billion pounds, a 17% increase over 2008.

Equity gold measured and indicated resources (NRM) for 2009 were 1.1 billion tons at an average grade of 0.020 ounces per ton, up from 0.8 billion tons at a grade of 0.026 ounces per ton for 2008. Equity copper NRM for 2009 were 796 million tons at an average grade of 0.17%, up from 431 million tons at a grade of 0.13% from 2008.

(1)	For detailed information on the Company’s year-end equity proven and probable reserves and NRM, please refer to the Supplemental Information in this release.

Reserve additions came from all regions, with notable additions from Gold Quarry in Nevada, Boddington in Australia, underground operations across Australia and New Zealand and at Ahafo in Ghana.

“A combination of strong 2009 exploration results and the Boddington acquisition resulted in equity gold reserves at our highest level since 2006 and equity gold NRM at the highest level since 2003.” said Guy Lansdown, Executive Vice President of Discovery and Development.  “These increases, combined with our generative exploration opportunities, will support future sustainability in each of our operating regions.”

Exploration, Advanced Projects, Research & Development

The recent success of the Company’s exploration program, combined with a demonstrated ability to advance exploration programs through development and into production, has established a platform for future growth.  To provide increasing value for shareholders, Newmont plans to continue aggressively advancing its most prospective near mine and generative exploration development opportunities into production.

The 2010 exploration budget is between $190 and $220 million, an increase of approximately 10% from 2009.  In addition, funding for Advanced Project development has increased to between $185 and $210 million, a 40% increase from 2009.  These exploration and advanced project development programs are designed to generate and develop the projects that will help drive production in the decades to come.

Approximately 75% of the exploration budget is focused on programs within Newmont’s existing operating districts and major land packages, including the prospective gold belts at Hope Bay in Canada and in Suriname.  These exploration programs are designed to support production, replace reserves, optimize existing assets, explore and advance copper opportunities and to develop new brown field projects that leverage existing facilities and infrastructure.

The additional Advanced Project development programs are coordinated with our exploration efforts, with exploration delivering new resources that are effectively advanced through the development pipeline in each of the operating regions.  The Company’s more notable exploration and advanced project development opportunities include Hope Bay in Canada, the Greater Leeville-Turf project in Nevada, the Subika underground project in Ghana, expansion drilling at Boddington in Australia, and multiple programs targeting underground resource expansions across Australia and New Zealand and sulfide exploration and development programs in Peru.

Hope Bay, Canada

At Hope Bay in Canada, positive 2009 drilling and regional exploration results have reinforced the positive view of exploration potential across the 80 kilometer greenstone belt.  The Company is advancing development with an underground focus, to be initiated with a decline at the Doris North deposit.  The Company has deployed an experienced project development team and key contractors are in place to aggressively advance this underground opportunity.  With near-term development plans and district exploration for years to come, Hope Bay remains a significant asset within the Company’s portfolio. The Company expects to spend approximately $60 to $70 million on advanced project development and near mine exploration in 2010 at Hope Bay, excluding capital.

Greater Leeville-Turf, Nevada

In Nevada, the Company has a portfolio of multiple open pit and underground projects.  One of these opportunities is the Greater Leeville-Turf program, where the Company has a surface exploration program extending well beyond known mineralization.  Early results from both surface and underground exploration programs suggest significant potential for resource expansion, with recent surface gold intercepts including CGX-24 with 32 feet at 0.7 ounces per ton and CGX-12 with 151 feet at 0.6 ounces per ton, all accessible by extensions of current underground infrastructure. The Company expects to spend approximately $75 to $85 million on advanced project development and near mine exploration in 2010 in Nevada, excluding capital.

Subika Expansion, Ghana

The Subika Expansion project at our Ahafo operation in Ghana is focused on developing reserves by expanding the existing open pit and through underground development.  The Company is concurrently advancing exploration and development with surface drilling to define the exploration potential and underground drifting and future drilling for resource and project development.  An exploration decline was successfully initiated in February 2010 and underground development is advancing rapidly. The Company expects to spend approximately $10 to $15 million on advanced project development and near mine exploration in 2010 in Ghana, excluding capital.

Australia / New Zealand

As Boddington ramps-up to full production, the Company continues to step out with exploration to the north and east, where preliminary results suggest significant opportunity for higher grade, shallow resource additions.  Across Australia and in New Zealand, the Company is expanding underground resources with surface and underground exploration and development programs.  One such opportunity is the Gateway project at Jundee, where drilling continues to identify a new vein system to the south of current resources with potential exploration drifting scheduled for late 2010 to early 2011. The Company expects to spend approximately $20 to $30 million on advanced project development and near mine exploration in 2010 in Australia/New Zealand, excluding capital.

Yanacocha District, Peru

In South America, the Company’s exploration focus is on unlocking the sulfide opportunities within the Yanacocha district and around the Conga project.  Advanced exploration and development of the large gold-copper sulfide resources underlying current Yanacocha oxide pits is ongoing.  As a result, research and development of metallurgical process options for potentially minable resources is advancing.  In addition, the Chaquicocha Sur sulfide project has advanced into Stage 2, with a program focused on an underground mining option to develop this high grade resource.  In addition, while basic engineering and permitting advances on the Conga project, multiple gold-copper porphyry targets across the prospective land package are being explored to maximize the value of this world class project. The Company expects to spend approximately $25 to $30 million on advanced project development and near mine exploration in 2010 in Peru.

Supplemental Information:

Equity Proven, Probable, and Combined Gold Reserves(1)
		December 31, 2009										December 31, 2008
Deposits/Districts by Reporting Unit		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven + Probable Reserves
	Newmont	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold		Tonnage	Grade	Gold
	Share	(000 tons)	(oz/ton)	(000 ozs)	(000 tons)	(oz/ton)	(000 ozs)	(000 tons)	(oz/ton)	(000 ozs)		(000 tons)	(oz/ton)	(000 ozs)
NORTH AMERICA
Carlin Open Pits, Nevada(2)	100%	24,400	0.067	1,640	234,900	0.042	9,760	259,300	0.044	11,400	74%	202,400	0.045	9,050
Carlin Underground, Nevada	100%	4,600	0.307	1,400	5,100	0.315	1,590	9,700	0.311	2,990	88%	11,700	0.313	3,650
Midas, Nevada(3)	100%	400	0.480	200	300	0.347	100	700	0.425	300	95%	900	0.436	390
Phoenix, Nevada	100%	0		0	285,000	0.020	5,670	285,000	0.020	5,670	73%	299,800	0.021	6,310
Twin Creeks, Nevada	100%	9,300	0.097	900	40,900	0.072	2,950	50,200	0.077	3,850	80%	51,700	0.077	3,960
Turquoise Ridge, Nevada(4)	25%	1,100	0.480	550	1,500	0.527	810	2,600	0.507	1,360	92%	2,600	0.500	1,330
Nevada In-Process(5)	100%	33,800	0.021	730	0		0	33,800	0.021	730	65%	36,000	0.026	940
Nevada Stockpiles(6)	100%	27,000	0.079	2,140	2,500	0.028	70	29,500	0.075	2,210	79%	34,200	0.072	2,460
Total Nevada		100,600	0.075	7,560	570,200	0.037	20,950	670,800	0.042	28,510	77%	639,300	0.044	28,090
La Herradura, Mexico	44%	46,100	0.019	900	47,100	0.019	880	93,200	0.019	1,780	66%	76,100	0.025	1,890
TOTAL NORTH AMERICA		146,700	0.058	8,460	617,300	0.035	21,830	764,000	0.040	30,290	77%	715,400	0.044	29,980
SOUTH AMERICA
Conga, Peru(7)	51.35%	0		0	317,200	0.019	6,080	317,200	0.019	6,080	79%	317,200	0.019	6,080
Yanacocha Open Pits(8)	51.35%	7,800	0.035	270	123,700	0.036	4,480	131,500	0.036	4,750	69%	207,500	0.030	6,150
Yanacocha In-Process(5)	51.35%	26,400	0.025	660	0		0	26,400	0.025	660	74%	20,800	0.026	530
Total Yanacocha, Peru		34,200	0.027	930	123,700	0.036	4,480	157,900	0.034	5,410	69%	228,300	0.029	6,680
Kori Kollo, Bolivia(9)	88%	0		0	0		0	0		0		11,500	0.017	190
La Zanja, Peru(10)	46.94%	0		0	18,800	0.018	340	18,800	0.018	340	67%	0		0
TOTAL SOUTH AMERICA		34,200	0.027	930	459,700	0.024	10,900	493,900	0.024	11,830	74%	557,000	0.023	12,950
ASIA PACIFIC
Batu Hijau Open Pit(11)	52.44%	201,100	0.015	2,970	167,700	0.005	810	368,800	0.010	3,780	76%	348,800	0.011	3,680
Batu Hijau Stockpiles(6)(11)	52.44%	0		0	193,800	0.004	720	193,800	0.004	720	70%	131,400	0.003	410
Total Batu Hijau, Indonesia	52.44%	201,100	0.015	2,970	361,500	0.004	1,530	562,600	0.008	4,500	75%	480,200	0.009	4,090
Boddington, Western Australia(12)	100.00%	184,600	0.025	4,640	781,800	0.021	16,320	966,400	0.022	20,960	82%	583,200	0.023	13,370
Jundee, Western Australia	100%	4,100	0.065	260	3,300	0.273	910	7,400	0.159	1,170	90%	6,300	0.202	1,270
Kalgoorlie Open Pit and Underground	50%	21,200	0.061	1,280	39,600	0.062	2,470	60,800	0.062	3,750	85%	63,700	0.062	3,970
Kalgoorlie Stockpiles(6)	50%	14,300	0.031	440	0		0	14,300	0.031	440	78%	14,400	0.031	450
Total Kalgoorlie, Western Australia	50%	35,500	0.049	1,720	39,600	0.062	2,470	75,100	0.056	4,190	84%	78,100	0.056	4,420
Tanami, Northern Territories	100%	5,200	0.160	830	7,900	0.102	810	13,100	0.125	1,640	96%	11,500	0.129	1,480
Waihi, New Zealand	100%	0		0	4,000	0.101	410	4,000	0.101	410	90%	2,900	0.124	360
TOTAL ASIA PACIFIC		430,500	0.024	10,420	1,198,100	0.019	22,450	1,628,600	0.020	32,870	82%	1,162,200	0.022	24,990
AFRICA
Ahafo Open Pits(13)	100%	0		0	128,700	0.068	8,810	128,700	0.068	8,810	87%
Ahafo Stockpiles(6)	100%	9,300	0.034	320	0		0	9,300	0.034	320	87%
Total Ahafo, Ghana	100%	9,300	0.034	320	128,700	0.068	8,810	138,000	0.066	9,130	87%	125,100	0.075	9,380
Akyem, Ghana(14)	100%	0		0	147,200	0.052	7,660	147,200	0.052	7,660	89%	147,200	0.052	7,660
TOTAL AFRICA		9,300	0.034	320	275,900	0.060	16,470	285,200	0.059	16,790	88%	272,300	0.063	17,040
TOTAL NEWMONT WORLDWIDE		620,700	0.032	20,130	2,551,000	0.028	71,650	3,171,700	0.029	91,780	80%	2,706,900	0.031	84,960

(1)
Reserves are calculated at a gold price of US$800, A$1000, or NZ$1,200 per ounce unless otherwise noted. 2008 reserves were calculated at a gold price of  US$725, A$850, or NZ$1,000  per ounce unless otherwise noted.  Tonnage amounts have been rounded to the nearest 100,000 unless they are less than 50,000, and gold ounces have been rounded to the nearest 10,000.

(2)	Includes undeveloped reserves at the Emigrant deposits for combined total undeveloped reserves of 1.2 million ounces.
(3)	Also contains reserves of 4.6 million ounces of silver with a metallurgical recovery of 88%.
(4)	Reserve estimates provided by Barrick, the operator of the Turquoise Ridge Joint Venture.
(5)
In-process material is the material on leach pads at the end of each year from which gold remains to be recovered.  In-process material reserves are reported separately where tonnage or contained ounces are greater than 5% of the total site-reported reserves and contained ounces are greater than 100,000.

(6)
Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills.  Stockpiles increase or decrease depending on current mine plans.  Stockpile reserves are reported separately where tonnage or contained ounces are greater than 5% of the total site-reported reserves and contained ounces are greater than 100,000.

(7)	Deposit is currently undeveloped.
(8)	Reserves include the currently undeveloped deposit at Tapado Oeste (formerly called Corimayo), which contains undeveloped reserves of 1.2 million equity ounces.
(9)	Newmont divested its interest in Kori Kollo in July 2009.
(10)	Reserves estimates were provided by Buenaventura, the operator of the La Zanja project.
(11)
Percentage reflects Newmont's economic interest at December 31, 2009.  In November and December 2009 our economic interest increased from 45% to 52.44% as a result of transactions with a noncontrolling partner, partially offset by divestiture required under the Contract of Work.

(12)	Newmont acquired the remaining 33.33% of Boddington from AngloGold in June 2009.
(13)	Includes undeveloped reserves at Amoma, Yamfo South, Yamfo Central, Techire West, Subenso South, Subenso North, Yamfo Northeast, and Susuan totaling 3.7 million ounces.
(14)	Deposit is undeveloped.

Equity Gold Mineralized Material Not in Reserves(1)(2)
December 31, 2009
Deposits/Districts		Measured Material		Indicated Material		Measured + Indicated Material		Inferred Material
	Newmont	Tonnage	Grade	Tonnage	Grade	Tonnage	Grade	Tonnage	Grade
	Share	(000 tons)	(oz/ton)	(000 tons)	(oz/ton)	(000 tons)	(oz/ton)	(000 tons)	(oz/ton)
NORTH AMERICA
Carlin Trend Open Pit, Nevada	100%	2,600	0.027	26,200	0.020	28,800	0.021	10,400	0.034
Carlin Trend Underground, Nevada	100%	700	0.189	110	0.153	810	0.18	7,400	0.289
Lone Tree Complex, Nevada	100%	0		4,200	0.022	4,200	0.022	0
Midas, Nevada	100%	0	0.205	100	0.188	100	0.193	100	0.248
Phoenix, Nevada	100%	0	0.000	158,400	0.013	158,400	0.013	35,400	0.015
Twin Creeks, Nevada	100%	3,400	0.097	31,600	0.045	35,000	0.050	11,300	0.018
Turquoise Ridge (3), Nevada	25%	300	0.412	300	0.452	600	0.431	1,300	0.456
Nevada Stockpiles (4), Nevada	100%	10,700	0.060			10,700	0.060	2,300	0.043
Total Nevada		17,700	0.074	220,910	0.020	238,610	0.024	68,200	0.058
La Herradura, Mexico	44%	6,500	0.017	7,800	0.016	14,300	0.016	20,500	0.019
TOTAL NORTH AMERICA		24,200	0.058	228,710	0.019	252,910	0.023	88,700	0.049
SOUTH AMERICA
Conga, Peru	51.35%	0		58,000	0.013	58,000	0.013	79,000	0.011
Yanacocha, Peru	51.35%	1,300	0.017	157,800	0.020	159,100	0.020	25,800	0.019
La Zanja(5), Peru	46.94%	0		0	0.000	0	0.000	4,000	0.016
TOTAL SOUTH AMERICA		1,300	0.017	215,800	0.018	217,100	0.018	108,800	0.013
ASIA PACIFIC
Batu Hijau (6), Indonesia	52.44%	25,400	0.017	148,400	0.007	173,800	0.008	81,300	0.002
Boddington, Western Australia(7)	100%	20,600	0.010	344,200	0.015	364,800	0.014	292,900	0.016
Jundee, Western Australia	100%	0		200	0.045	200	0.045	3,800	0.068
Kalgoorlie, Western Australia	50%	2,300	0.059	4,100	0.054	6,400	0.056	1,600	0.136
Tanami, Northern Territory	100%	300	0.099	1,100	0.082	1,400	0.086	8,100	0.152
Waihi, New Zealand	100%	0		1,200	0.206	1,200	0.206	300	0.146
TOTAL ASIA PACIFIC		48,600	0.016	499,200	0.013	547,800	0.013	388,000	0.017
AFRICA
Ahafo, Ghana	100%	0		97,800	0.050	97,800	0.050	26,200	0.104
Akyem, Ghana	100%	0		11,600	0.048	11,600	0.048	4,600	0.047
TOTAL AFRICA		0		109,400	0.050	109,400	0.050	30,800	0.095
TOTAL NEWMONT WORLDWIDE		74,100	0.030	1,053,110	0.019	1,127,210	0.020	616,300	0.025

(1)	Mineralized material is reported exclusive of reserves.
(2)
Mineralized Material calculated at a gold price of US$950, A$1,200, or NZ$1,400 per ounce unless otherwise noted.  2008 Mineralized material was calculated at a gold price of US$850, A$1,000, or NZ$1,175 per ounce. Tonnage amounts have been rounded to the nearest 100,000.

(3)	Mineralized material estimates were provided by Barrick, the operator of the Turquoise Ridge Joint Venture.
(4)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans.
(5)	Mineralized material estimates were provided by Buenaventura, the operator of the La Zanja Project.
(6)
Percentage reflects Newmont's economic interest at December 31, 2009.  In November and December 2009 our economic interest increased from 45% to 52.44% as a result of transactions with a noncontrolling partner, partially offset by divestiture required under the Contract of Work.

(7)	Newmont acquired the remaining 33.33% of Boddington from AngloGold in June 2009.

Equity Copper Reserves(1)
December 31, 2009
												December 31, 2008
		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
Deposits/Districts	Newmont	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Metallurgical	Tonnage	Grade	Copper
	share	(000 tons)	(Cu%)	(million pounds)	(000 tons)	(Cu%)	(million pounds)	(000 tons)	(Cu%)	(million pounds)	Recovery	(000 tons)	(Cu%)	(million pounds)
NORTH AMERICA
Phoenix, Nevada	100%	0		0	287,500	0.16%	900	287,500	0.16%	900	61%	302,000	0.15%	890
TOTAL NORTH AMERICA		0		0	287,500	0.16%	900	287,500	0.16%	900	61%	302,000	0.15%	890
SOUTH AMERICA
Conga, Peru(2)	51.35%	0		0	317,200	0.26%	1,660	317,200	0.26%	1,660	85%	317,200	0.26%	1,660
TOTAL SOUTH AMERICA		0		0	317,200	0.26%	1,660	317,200	0.26%	1,660	85%	317,200	0.26%	1,660
ASIA PACIFIC
Batu Hijau(3)	52.44%	201,100	0.51%	2,070	167,700	0.32%	1,060	368,800	0.42%	3,130	77%	348,800	0.44%	3,060
Batu Hijau, Stockpiles(3)(4)	52.44%	0		0	193,800	0.36%	1,390	193,800	0.36%	1,390	66%	131,400	0.34%	890
Batu Hijau, Indonesia	52.44%	201,100	0.51%	2,070	361,500	0.34%	2,450	562,600	0.40%	4,520	74%	480,200	0.41%	3,950
Boddington, Western Australia (5)	100.00%	184,600	0.11%	400	781,800	0.10%	1,640	966,400	0.11%	2,040	84%	583,200	0.11%	1,280
TOTAL ASIA PACIFIC		385,700	0.32%	2,470	1,143,300	0.18%	4,090	1,529,000	0.21%	6,560	77%	1,063,400	0.25%	5,230
TOTAL NEWMONT WORLDWIDE		385,700	0.32%	2,470	1,748,000	0.19%	6,650	2,133,700	0.21%	9,120	77%	1,682,600	0.23%	7,780

(1)
Reserves are calculated at US$2.00 or A$2.40 per pound copper price unless otherwise noted.  2008 reserves were also calculated at US$2.00 or A$2.40 per pound copper price unless otherwise noted.  Tonnage amounts have been rounded to the nearest 100,000 and pounds have been rounded to the nearest 10 million.

(2)	Deposit is undeveloped.
(3)
Percentage reflects Newmont's economic interest at December 31, 2009.  In November and December 2009 our economic interest increased from 45% to 52.44% as a result of transactions with a noncontrolling partner, partially offset by divestiture required under the Contract of Work.

(4)
Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material.  Stockpiles increase or decrease depending on current mine plans.  Stockpiles are reported separately where tonnage or contained metal are greater than 5% of the total site reported reserves.

(5)	Newmont acquired the remaining 33.33% of Boddington from AngloGold in June 2009.

Equity Copper Mineralized Material Not in Reserves(1)(2)
December 31, 2009
Deposits/Districts		Measured Material		Indicated Material		Measured + Indicated Material		Inferred Material
	Newmont	Tonnage	Grade	Tonnage	Grade	Tonnage	Grade	Tonnage	Grade
	Share	(000 tons)	(Cu%)	(000 tons)	(Cu%)	(000 tons)	(Cu%)	(000 tons)	(Cu%)
NORTH AMERICA
Phoenix, Nevada	100%	0	0.00%	199,687	0.18%	199,687	0.18%	91,815	0.23%
TOTAL NORTH AMERICA				199,687	0.18%	199,687	0.18%	91,815	0.23%
SOUTH AMERICA
Conga, Peru	51.35%	0	0.00%	58,000	0.18%	58,000	0.18%	79,000	0.17%
TOTAL SOUTH AMERICA				58,000	0.18%	58,000	0.18%	79,000	0.17%
ASIA PACIFIC
Batu Hijau, Indonesia (3)	52.44%	25,400	0.42%	148,400	0.31%	173,800	0.32%	81,300	0.22%
Boddington, Western Australia (4)	100.00%	20,600	0.08%	344,200	0.10%	364,800	0.09%	292,900	0.10%
TOTAL ASIA PACIFIC		46,000	0.27%	492,600	0.16%	538,600	0.17%	374,200	0.13%
TOTAL NEWMONT WORLDWIDE		46,000	0.27%	750,287	0.17%	796,287	0.17%	545,015	0.15%

(1)	Mineralized material is reported exclusive of reserves.
(2)
Mineralized material calculated at a copper price of US$2.50 or A$3.00 per pound unless otherwise noted.  2008 mineralized material was also calculated at a copper price of US$2.50 or A$3.00 per pound.  Tonnage amounts have been rounded to the nearest 100,000.

(3)
Percentage reflects Newmont's economic interest at December 31, 2009.  In November and December 2009 our economic interest increased from 45% to 52.44% as a result of transactions with a noncontrolling partner, partially offset by divestiture required under the Contract of Work.

(4)	Newmont acquired the remaining 33.33% of Boddington from AngloGold in June 2009.

To view more detailed financial disclosure, including regional mine statistics, Results of Consolidated Operations, Liquidity and Capital Resources, Management’s Discussion & Analysis, relevant Risk Factors, and a complete outline of the 2009 Operating and Financial guidance by region, please see the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 25, 2010, available at www.newmont.com.

The Company’s fourth quarter and year-end earnings conference call and web cast presentation will be held on Thursday, February 25, 2010 beginning at 10:00 a.m. Eastern Time (8:00 a.m. Mountain Time).  To participate:

Dial-In Number	800.779.3178
Intl Dial-In Number	415.228.4957
Leader	John Seaberg
Passcode	Newmont
Replay Number	866.451.8896
Intl Replay Number	203.369.1202
Replay Passcode	2010

The conference call also will be simultaneously carried on our web site at www.newmont.com under Investor Relations/Presentations and will be archived there for a limited time.

Investor Contacts
John Seaberg	303.837.5743	john.seaberg@newmont.com

Media Contacts
Omar Jabara	303.837.5114	omar.jabara@newmont.com

Cautionary Statement:

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws.  Such forward-looking statements include, without limitation: (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration expenditures, results and reserves; (v) statements regarding fluctuations in capital and currency markets; (vi) statements regarding potential cost savings, productivity, operating performance, and cost structure; (vii) expectations regarding the ramp-up, mine life, production and costs applicable to sales and exploration potential of Boddington and the Company’s other projects; and (viii) expectations regarding the impacts of operating, technical or geotechnical issues in connection with the Company’s projects or operations.  Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements.  Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes.  For a more detailed discussion of such risks and other factors, see the Company’s 2009 Annual Report on Form 10-K, filed on February 25, 2010, with the Securities and Exchange Commission, as well as the Company’s other SEC filings.  The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.